EXHIBIT 99.1

For Immediate Release	Contact:	Roger Holliday (Financial)
(678) 742-8181 or
Nancy Young (Media)
(678) 742-8118

Russell Corporation Revises Expectations For 2005

Reaffirms Commitment to Take Aggressive Action

ATLANTA, GA (December 22, 2005) – Russell Corporation (NYSE: RML) announced today that it does not expect to achieve its previous fiscal year 2005 sales and earnings guidance. Sales for 2005 are now expected to be between $1.425 and $1.445 billion, and the Company is not providing new earnings guidance at this time.

Additionally, the Company plans to take aggressive action in early 2006 to substantially improve ongoing earnings and to make Russell a stronger, more competitive company. These plans are expected to be announced no later than the regular earnings conference call.

The revisions for 2005 are primarily the result of lower than anticipated sales at retail and extra expenses to expedite orders associated with supply issues. Sales shortfalls are most notable in Russell Athletic, Mossy Oak and the Spalding Group. Results are also being impacted by a shift toward more promotional products.

According to Jack Ward, Chairman and CEO, “While we are extremely disappointed in our recent performance, we are encouraged by our improved prospects for 2006. We are pleased with consumer acceptance of many new Russell products such as our technical running products from Brooks, performance apparel such as Dri-Power®, more innovative sporting goods products, including Spalding’s NeverFlat™ basketball, and the continued growth of the JERZEES® brand in the Artwear channel.”

Management plans to comment further on its future plans as well as the financial results for the year in the Company’s year-end conference call.

Conference Call Information

A conference call is scheduled for February 16, 2006, at 8:30 a.m. Eastern Time. The fourth quarter and 2005 fiscal year financials will be released earlier that same day. Call information will be made available two weeks prior to the call. This conference call will also be broadcast live on the Internet. A link to the broadcast can be found on the Investor Relations homepage of the Company’s website at http://www.russellcorp.com.

About Russell Corporation

Russell Corporation is a leading branded athletic and sporting goods company marketing athletic apparel, uniforms, footwear and equipment for a wide variety of sports, outdoor and fitness activities. The Company’s major brands include Russell Athletic®, JERZEES®, Spalding®, Brooks®, Huffy Sports®, Bike®, Moving Comfort®, AAI® and Mossy Oak®. The Company’s common stock is listed on the New York Stock Exchange under the symbol RML and its web site address is http://www.russellcorp.com.

Forward-Looking Statement

This Press Release includes certain “forward-looking” statements (as defined by the Private Securities Litigation Reform Act of 1995 (the “Act”)) that describe our beliefs concerning future business conditions, prospects, growth opportunities, and the outlook for the Company based upon currently available information. Wherever possible, we have identified these statements by words such as “anticipate”, “believe”, “intend”, “expect”, “continue”, “could”, “may”, “plan”, “project”, “predict”, “will” and similar expressions. We include such statements because we believe it is important to communicate our future expectations to our shareholders, and we therefore make such statements in reliance upon the safe harbor provisions of the Act. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to, any projections of sales and earnings. These forward-looking statements are based upon assumptions that we believe are reasonable. Factors that could cause our actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to: (a) changes in consumer spending and other factors impacting customer demand for our products, including newly introduced products; (b) our ability to implement operational improvements and resolve current operational issues; (c) changes in product mix and the degree to which demand shifts toward promotional products; and (d) other risk factors listed in our reports filed with the Securities and Exchange Commission from time to time. We undertake no obligation to revise the forward-looking statements included in this Press Release to reflect any future events or circumstances. Our actual results, performance or achievements could differ materially from the results expressed or implied by any forward-looking statements contained in this Press Release.

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